Exhibit 10.4

                                                             AMA Delivery No: 01
                                             MOT Control No: MOT 530362-102 LBTG
                                             USA Control No: USA 530362-102 LBTG
                                             AMA Control No: AMA 530362-102 LBTG




                          ACCOUNT MANAGEMENT AGREEMENT
               For Management of the Unit Subscription Agreements
                         USA 530362-102 LBTG No's: 01-11

                              Date: August 17, 2012

                                    Between:

                               Liberty Coal Energy
                      99 18th Street, Suite 3000, Denver CO
                             Denver, Colorado 80202
                                 1-760-448-1146
                                    A Company
                           http://www.libertycoal.com/

                                      And:

       Those Investors Individually Signed in the Investors Blocks of the
                          Unit Subscription Agreements
                               (the "Investor(s)")

                                 And Managed By:
                     Elco Securities, Ltd. ("Intermediary")
                        Loyalist Plaza, Don Mackay Blvd.
                                P.O. Box AB-20377
                                  Marsh Harbor
                                 Abaco, Bahamas

INTRODUCTION.

This agreement will serve as the Account Control Agreement between the Investor(s), and Liberty Coal Energy (the "Company"). This Agreement to be held and managed by Elco Securities, Ltd. (the "Intermediary").

RECITALS.

WHEREAS: Investor(s) have separately and individually agreed to purchase securities from the Company and the Company has agreed to sell said Securities to Investor(s) under separate Unit Subscription Agreement(s) a copy of which is attached hereto in Exhibit B.

WHEREAS: The Investor(s) wish to monitor and enforce the Use of Proceeds to ensure that it meets the projected Use of Proceeds agreed to in the Memorandum of Terms (the "MOT").

WHEREAS: The Investor(s) have taken substantial risk in assigning an advanced valuation to the shares of this offering based on the Company's projections and assertions of success. To provide for monitoring the success of these projections and assertions, a detailed Use Of Proceeds with Capital Breakout/Workouts according to those same projections was developed and agreed to in the MOT. In order to administer such Breakout/Workout schedule and monitor the Use of Proceeds, a third party must be engaged to manage and monitor the Agreements and distributions.

WHEREAS: Elco Securities, Ltd. (the Intermediary"), a registered Investment Bank in The Commonwealth of the Bahamas has agreed to act as Intermediary in the Offering and to provide account management services for the Parties.

WHEREAS: Having signed the Unit Subscription Agreement, the Company and Investor(s) have each individually agreed to consent to this separate Account
Management   Agreement  to  enact  certain  controls  over  the  monitoring  and management of the investments and Use of Proceeds, which controls, the Intermediary shall manage and monitor.

THEREFORE: This Account Management Agreement (the "AMA") between the parties to provide Use of Proceeds (UOP) direction and confirmation, invested capital security, capital flow management, share distribution management and terms management.

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
ARTICLE I.
DEFINITIONS & CONSTRUCTION.
1.1 Definitions

"AFFILIATE" means, with respect to a Person, a Person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, the first Person. For the purposes of this definition, "control" means, when used with respect to any Person, the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract, or otherwise, and the terms "controlling" and "controlled" have correlative meanings.

"ASSETS" means:
(a) All of the Company's ownership interests in the Cash Account; and
(b) All of the Company's interest in the Business, including: easements, rights of way and other matters related thereto or necessary for the operation thereof; and
(c) All of the Company's interest in any and all of the real property forming a part of or in any way associated with the Business together with all buildings, other constructions and component parts thereof; and
(d) All of the Company's interest in all licenses and similar instruments owned by the Company; and
(e) All contracts and agreements of the Company; and
(f) All of the Company's interest in any and all equipment, personal property, fixtures and other improvements; and
(g) All vehicles, motorized equipment, trailers, tractors, dozers and other similar items used in the operation of the Business; and
(h) All permits and licenses; and
(i) The Working Capital of the business, including all Inventory.

"BREAKOUT" means that transfer of cash from the Cash Account with the Intermediary to the Working Account while simultaneously uncovering that portion of Ordinary Shares previously purchased by the Investor(s). Breakout/Workouts are delivered once Market and Company milestones are reached as described in the MOT Sections II and III. Breakouts are automatically divided into 30 day "Workout" periods.

"BUSINESS" shall mean the commercial activities conducted by the Company utilizing any of the Assets.

"BUSINESS DAY" means a day, not being a Saturday or Sunday, on which banks are open for business in the Bahamas.

"BUSINESS MILESTONES" means those items called for in the MOT Section II.11 and which includes any reporting and publicly traded status as called for in the MOT.

"CASH ACCOUNT" means the Capital Account formed in the name of Company at Elco Securities, Ltd. to manage the funds disbursal.

"CERTIFICATE" means those official instruments representing the Common or Ordinary shares and Warrants to purchase Common or Ordinary shares of the Company sold to the Investor(s). Such certificates will be delivered to the Intermediary in the names of the individual investors.

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
"CLOSING" means that time when cash has been delivered by the Investor(s) to the Company's account with Intermediary, Company's share certificates have been delivered to Intermediary's care and credited to the Investor(s) accounts.
Closing is to be determined as the closing date of the purchase agreement between the Investor(s) and the Company. Immediately following Closing, this Account Management Agreement will be enacted by Intermediary and all further instructions will be provided according to this agreement.

"COMPLIANCE CHECK" means that study by Intermediary to ensure that all proper documents have been executed, all accounts are opened properly and all actions conform to local law and the agreements contemplated herein.

"CUSTOMER AGREEMENT" means the agreement entered into on or around the date of this Agreement between Company and the Intermediary to open the Cash Account.

"DEAL" MEANS to sell, dispose of, gift, transfer, assign, mortgage, hold in trust, or otherwise deal with. Does not include the deposit of such securities from certificated form to electronic form or vice a versa.

"FEES" are those fees to be paid pursuant to Article VI.

"GAAP" means U.S. generally accepted accounting principles consistently applied by a specified Person, as in effect on the date hereof.

"INTERMEDIARY" means the party who will hold all agreements, cash and securities which is/are part of this agreement. The Intermediary for this transaction is to be Elco Securities Ltd. of Abaco, Bahamas.

"INVESTOR(S)" means the parties which are purchasing (Pre-Close) or have purchased (Post Close) the Company's securities. Herein to be those entities listed in Appendix C.

"PERSON" means an individual, partnership, limited liability company, corporation, joint stock company, trust, estate, joint venture, association or unincorporated organization, or any other form of business or professional entity.

"SECURITIES" are those instruments of certificated and un-certificated Stock and Warrants evidencing the Investor(s) ownership in Company.

"SECURITIES ACCOUNT" are those accounts in the names of the Investor(s) which the uncovered un-certificated (Electronic) Shares are held and/or sold or disbursed (the "Securities Account").

"MEMORANDUM OF TERMS" means the Final Terms between the Company and the Investor(s) and referred to within this Document as the "MOT". The MOT number for tracking is MOT 530362-102 LBTG issued on

"UN-CERTIFICATED" means Securities of Company owned by the Investor(s) which is held in street (electronic) form by and/or in the name of the Intermediary at its/their designated custodian.

"UNDERTAKING" is that Authorization from the Company with appropriate resolutions and legal opinions to prove the corporate action is taken in proper compliance and that it is a legal binding obligation of the Company. A form of the Corporate Undertaking is to be located in Exhibit H.

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
"UNIT SUBSCRIPTION AGREEMENT" is that subscription identifying the portion of the Unit Offering to be purchased by the Investor(s) and numbered separately for each investor and referred to in this document as the "USA". The USA number for tracking is USA 530362-102 LBTG issued on

1.2 Construction.
In construing this Agreement, the following principles shall be followed:
(a) the terms "herein," "hereof," "hereby," and "hereunder," or other similar terms refer to this Agreement as a whole and not only to the particular Article or other subdivision in which any such terms may be employed;
(b) a reference to any Person shall include such Person's predecessors and successors;
(c) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with U.S. GAAP;
(d) no consideration shall be given to the captions of the articles, sections, subsections, or clauses, which are inserted for convenience in locating the provisions of this Agreement and not as an aid in its construction;
(e) examples shall not be construed to limit, expressly or by implication, the matter they illustrate;
(f) the word "includes" and its syntactical variants mean "includes, but is not limited to" and corresponding syntactical variant expressions;
(g) a defined term has its defined meaning throughout this Agreement, regardless of whether it appears before or after the place in this Agreement where it is defined;
(h) the plural shall be deemed to include the singular, and vice versa;
(i) each exhibit, attachment, and schedule to this Agreement is a part of this Agreement, but if there is any conflict or inconsistency between the main body of this Agreement and any exhibit, attachment, or schedule, the provisions of the main body of this Agreement shall prevail; and
(j) a reference to the Company shall mean Liberty Coal Energy; and
(k) references to Article headings contained in this Agreement are inserted for convenience of reference only and will not affect the meaning or interpretation of this Agreement. All references to Articles contained herein mean Articles of this Agreement unless otherwise stated; and
(l) references to Section or Sections contained in this Agreement are inserted for convenience of reference only and will not affect the meaning or interpretation of this Agreement. All references to Section or Sections contained herein mean Sections of either the USA or MOT unless otherwise stated; and
(m) for purposes of clarity, the term Article used alone to refer to a location in a document shall, unless modified by the Title of a specific document which is separate from this Agreement, be taken as identifying a location within this Agreement.

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
ARTICLE II.
INTERMEDIARY INSTRUCTIONS.
2.1.     Account Formation
2.1.1.   Account Opening
2.1.1.1. Company
Intermediary shall open and style a non-interest bearing account in the name of the Company suitable for management of monies, (the "Cash Account"), from which, invested monies will be held and eventually debited from by this Agreement. The account will be opened following receipt of the Customer Agreement and proper account opening documentation and ancillary supporting documentation necessary to meet the Intermediaries Know Your Client (KYC) and Anti-Money Laundering compliance. All such documentation according to Bahamian Banking regulations shall be treated as Confidential communications between the Company and the Intermediary. Such documentation must be accompanied by the initial opening fee of $1,500.00.
2.1.1.2. Investor(s)
Intermediary shall have opened and styled account(s) in the name of the Investor(s) suitable for the management of securities (the "Securities Account(s)") in the name of the Investor(s) into which purchased Securities will be deposited by the Intermediary pursuant to the Unit Subscription Agreement and this Agreement. All such documentation according to Bahamian Banking regulations shall be treated as Confidential communications between the Investor(s) and the Intermediary.

2.1.2.   Capital Delivery
2.1.2.1. Capital Undertaking(s)
Intermediary will be in receipt of capital "Undertaking(s)" from Investor(s). At Closing, the Intermediary shall secure such monies for credit to the Cash Account. No interest will be applied to monies managed by the Intermediary. Intermediary shall not deal with such monies from Investor(s) in any way save for those instructions within this Agreement. All such Undertakings according to Bahamian Banking regulations shall be treated as a Confidential communication between the Investor(s) and Intermediary.
2.1.2.2. Evidentiary Letter
Intermediary will issue a letter to Investor(s), Advisor and Company in evidence that such monies are secured and Pre-Closing is awaiting deposit of Certificated Securities.

2.1.3.   Certificated Security Trust
2.1.3.1. Certificate Delivery
The Company shall deliver to the Intermediary prior to Closing start, in the Investor(s) name(s) and in the denominations called for in Exhibit A, those share certificates as listed in Exhibit A, evidencing the total purchase according to the Unit Subscription Agreement. The Company must issue certificates as listed in Exhibit A, or the Intermediary is instructed to send back those certificates not according to the certificate schedule for cancellation and reissuance prior to Closing.
2.1.3.2. Evidentiary Letter
Upon Receipt, the Intermediary shall verify that the certificates delivered by the Company match in denomination and number as those certificates listed in Exhibit A. Should the certificates not match, the Intermediary will return those certificates which are out of sync with Exhibit A and will specify those certificates in the Evidentiary Letter.
2.1.3.3. Certificate Reissuance
Should the Evidentiary letter call for it, the Company will cancel those certificates issued in error and reissue the correct securities certificates.

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
Such corrected certificates shall be delivered to the Intermediary as soon as possible.
2.1.3.4. Secondary Evidentiary Letter
Upon receipt and verification of the corrected certificates, the Intermediary shall start the process of Articles 2.1.3.1.through 2.1.3.3. anew, until all certificates matching Exhibit A have been issued and delivered to the Intermediary.

2.1.4.   Closing Checklist
2.1.4.1  Closing Establishment
Following issuance of the Undertaking and Certificate Evidentiary Letters, the Intermediary shall check to ensure that the proper documentation is in place and all actions necessary to approve the close have been delivered before ordering the close of this Agreement.
2.1.4.2. Deficiency
Should the Intermediary determine that a deficiency exists in the documentation provided, the Intermediary shall issue a request immediately to the party responsible for the documentation. The Intermediary shall await the delivery of the required documentation before issuing any evidentiary letters.
2.1.4.3. Company Undertaking
The Company shall deliver a letter to the Intermediary (the Company "Undertaking" to be lodged as Exhibit H) stating:
(a) That the Unit Subscription Agreement and this Account Management Agreement are signed and uploaded to the Online Portal provided by the Advisor for this transaction; and
(b) Confirming that, the Certificated Securities in the possession of the Intermediary as detailed in Exhibit A, have been properly and validly issued with a Legal Opinion stating as such to be included as Exhibit E, and
(c) Formally requesting that Intermediary close the transaction contemplated in the Unit Subscription Agreement, and delivered with
(d) A legal opinion that the signing of the USA and AMA are binding obligations of the Company and were entered into in accordance with Corporate Bylaws and State and Federal regulations. Such Legal Opinion is to be included as Exhibit I to this AMA.
2.1.4.4. Pre-Closing Checklist
(a) Investor(s) shall have delivered all Unit Subscription Agreement signatures and their cash Undertakings to the Intermediary.
(b) Company shall have delivered all Unit Subscription Agreement signatures and their cash Undertakings to the Intermediary.
(c) Investor(s) shall have delivered all Account Management Agreement signatures to the Intermediary.
(d) Company shall have delivered all Account Management Agreement signatures to the Intermediary.
(e) Investor(s) shall have delivered all required Undertakings in the proper denomination(s) to the Intermediary.
(f) Company shall have delivered all required Undertakings to the Intermediary.
(g) Company shall have delivered all Securities Certificates in the required denominations as detailed in Exhibit A to the Intermediary.
(h) Company shall have delivered all necessary legal opinions required by the MOT, USA and this Agreement.
2.1.4.5. Evidentiary Letter
Upon verification and completion of its Compliance and Closing Checklists, Intermediary will issue a letter to Investor(s), Advisor and Company evidencing that the Certificated Securities have been received and start the 72 hour closing window.

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2.1.5.   Closing Window Compliance
During the Closing Window period (72 hours), the Intermediary will confirm the following:
(a) Status of Parties
(b) Signature Authorization
(c) Signature Coverage
(d) Legal Opinion Issuance
(e) Corporate Resolution Issuance
(f) Due Diligence List Completion
(g) Conflicts Check
(h) Closing Milestone Accomplishments from the MOT Section II.11
(i) Certificate Verification
(j) Money Laundering Compliance

2.1.6. Closing
Closing shall take place as follows:
2.1.6.1. Capital and Securities Transfer
Intermediary  shall  credit  monies  from  Investor(s)  to  Cash  Account,   and
Certificated Securities from Company to Investor(s) Accounts.
2.1.6.2. AMA Assumption
Intermediary will immediately operate those accounts under this Agreement.
2.1.6.3. Closing Fees
No Fees will be paid at Closing to any party including the Intermediary. All Account, Annual and Monthly fees shall be paid out of the Breakout/Workouts according to the schedule in the MOT Section II.4 and Section III.

2.1.7.   Reversing Transactions
Intermediary shall not from the time of closing forward, entertain requests from Company or Investor(s) individually to "Reverse" the transactions by returning or exchanging monies for purchased securities. Intermediary shall only entertain formally submitted Breakup Agreements as per Article 2.7.

2.1.8.   Evidenced Transaction Documents
2.1.8.1. Closing Notice
Intermediary shall provide a letter to Advisor, Company and Investor(s) by the end of the same Business Day as Closing, evidencing the closing of the transaction and stating the amount of capital credited to the Company's Account.
2.1.8.2. Agreement Dominance Letter
Intermediary shall state in the letter that this Account Management Agreement is in full force and effect.

2.1.9.   Post Closing Conversion
2.1.9.1. Certificated Share Status
Post Closing, Intermediary will be in possession of restricted Common Share Certificates for each Investor(s)'s Breakout/Workout Portion.

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
2.1.9.2. Preferred Conversion
(Intentionally Omitted)
2.1.9.3. Company Conversion
(Intentionally Omitted)
2.1.9.3. Securities Management
Intermediary shall hold said Common Shares in its name in its trust account on behalf of the Investor(s) until they are uncovered due to satisfaction of a Breakout/Workout. Once uncovered, the Intermediary is instructed to deliver to the appropriate Investor(s) their portion of the Common Shares held in trust for that Breakout/Workout. Such delivery will allow the Investor(s) to transfer, sell or pledge such securities as they deem necessary. Nothing in this Agreement is meant to act as a control over the Investor(s) right to deal with those securities. Nothing in this Agreement signifies that the Investor(s) are acting together in the sales of the shares. Intermediary may manage the securities in any manner it deems necessary to fulfill this Agreement.
2.1.9.4. Registration or Opinion Letter
Intermediary shall await delivery of a Registration Statement or opinion letter from the Company's attorneys providing the Intermediary and its Depository evidence of the free trading status of the shares.
2.1.9.5. Electronic Deposit
Once the Intermediary has the Common Shares deposited with its Depository as free trading shares, the Breakout/Workout Period(s) attached to those shares will commence.
2.1.9.6. Breakout/Workout Start
Once those items called for in Articles 2.1.9.1 through 2.1.9.5 have been accomplished, the Intermediary shall deliver a letter to the Company, the Advisor and the Investor(s) stating that the Breakout/Workout periods have started.

2.2 Breakout/Workouts
2.2.1. Breakout/Workout Period
Each Breakout/Workout shall encompass that period of time necessary to meet the Market Metric Requirements as established in the MOT Section II.5.
2.2.1.1. Breakout/Workout Period
Each Breakout/Workout will be divided up into as many Workout Periods as is/are necessary to fully deliver the Breakout/Workout Cash from the Cash Account to the Working Account. Each Workout will be no longer than 30 calendar days, but may be shortened if the Market Metrics have fulfilled that Breakout/Workout before the expiration of the 30 day period. The Intermediary will track the Breakout/Workout Periods for each Breakout/Workout (the "Breakout/Workout").

2.2.1.2. Breakout/Workout Start Requirements
In order for cash to be transferred from the Cash Account to the Working Account, the following items must be completed and verified by the Intermediary:
(a) Market Metrics have been met
         (Stated in the MOT Section II.5)
(b) Business Milestones have been met
         (Stated in the MOT Section II.11)
(c) Conversion of Preferred to Common
(d) Deposit of Common Shares as Free Trading
(e) Verification that the Company is in Compliance with the MOT, USA and this Agreement

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2.2.1.2.1 Intermediary Accounting
The Intermediary will track the daily volume which is above the Minimum Bid Price to calculate the Accountable Volume as per the MOT Section II.4-7.
2.2.1.2.2 Uncovered Shares
The Intermediary  shall calculate the Available  Uncovered Shares as per the MOT
Section II.4-7.
2.2.1.2.3 Share Release Percentage
The  Intermediary  shall  calculate the Share Release  Percentage as per the MOT
Section II.4-7.
2.2.1.2.4 Cash Release
The Intermediary will calculate the Cash Release amount for the given Breakout/Workout as per the MOT Section II.4-7. The Intermediary will keep a running total of all Cash Released in all Breakout/Workout(s). The Intermediary will continue to produce Breakout/Workouts until such time as the full Breakout Cash Amount as stated in the MOT Section II.4 has been uncovered and released.
2.2.1.3. Rolling Effect
Should a Breakout/Workout not occur due to deficiencies of requirements during the current 30 day period, the Breakout/Workout period will continue on a day by day basis until such time as the proceeding 30 day period meets the Breakout/Workout requirements.
2.2.1.4 Breakout/Workout Continuity
One day following the completion of the current Breakout/Workout, the Intermediary will establish the next Breakout/Workout by following Articles
2.1.9 through 2.2.1.3.

2.2.2. Breakout/Workout Payments
2.2.2.1. Cash Delivery
One week following the end of a Breakout/Workout, the Intermediary shall deliver via wire transfer from the Cash Account to the Working Account the Workout Release Cash amount as determined by the Intermediary as per Article 2.2.1.2.4. During the given 7 day period, the Intermediary will continue to monitor Company Milestones and Compliance as per the MOT Section II.10-12 and Section IV.8.
2.2.2.2. Delivery Instructions
The Intermediary shall deliver the Breakout/Workout Cash Amount to the Working Account via the Instructions provided in Exhibit B. Should the Intermediary wish to amend these instructions; they may be permitted to do so with the permission of the Advisor and the Company. Such Amendment will replace the instructions provided in Exhibit B.

2.2.2.3. Confirmation
The Intermediary cannot confirm or verify that a wire is received in the Working Account. The Intermediary can only confirm that the wire has pulled monies from the Cash Account. The Company must verify the receipt of the wire and notify the Intermediary if the wire was not received within 72 hours of delivery by the Intermediary. In such instances, the Intermediary shall request the wire be investigated and redelivered by their correspondent bank. In instances of faulty instructions, the Intermediary will make every effort to retrieve and redeliver the wire to the correct account. Should it be discovered that the wire was delivered according to the instructions provided in Exhibit B or as provided in
Article 2.2.2.2., and that such instructions were faulty, and the Intermediary is not able to retrieve the wire, the Company and Investor(s) shall hold the Intermediary harmless for any loss. The Company is therefore responsible to deliver to the Intermediary correct wire instructions to the Working Account.

2.2.3.   Market Metric & Milestone Sufficiency and Deficiency
2.2.3.1. Sufficiency Verification
Should Intermediary determine that the Market Metric Requirements set out in the MOT Section II.5 and Business Milestones set out in the MOT Section II.11 have

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met their  respective  criteria,  there exists a  "sufficiency"  to deliver said
Breakout/Workout (which means that the relevant criteria has been satisfied). Intermediary shall then deliver the cash from the Cash Account for that Breakout/Workout to the Working Account according to the instructions in Exhibit
B. Any cash transfers are subject to the deduction of any fees and expenses as are due and owing with or without instructions from the Company pursuant to this Agreement, the MOT and the Unit Subscription Agreement.
2.2.3.2. Notification of Market Metric Deficiency
Should the Market Metric Requirements set out in the MOT Section II.5 be at a level where they are not meeting their minimum levels for a period of 15 days, the Intermediary shall provide notification to the Advisor of such deficiency. Intermediary shall continue to monitor the Market Requirements in a daily 30 day rolling period until such time as the Market Requirements have been met.
2.2.3.3 Notification of Business Milestone Deficiency
Should the Business Milestones listed in the MOT in Section II.11 be unfulfilled 30 days following the initial Deficiency Notification described in Article 2.2.3.2., the Intermediary shall issue a "Notice of Deficiency" to Company and Investor(s) describing the deficiency. Intermediary will then await a correction to the deficiency by Company or an Alteration Amendment to the instructions for that period signed by the Investor(s) and Company.
2.2.3.3. Deficiency Effect
Upon receipt of said "Deficiency Letter", Company and Investor(s) may make alternate agreements. Should alternate agreements be made, these agreements need to be evidenced in writing signed by both Company and Investor(s).

2.2.4. Breakout/Workout Instructions
2.2.4.1. Breakout/Workout Schedule
Intermediary shall follow the Breakout/Workout schedule, as set forth in the MOT
Section II, to determine when Breakout/Workouts shall be delivered unless amended instructions signed by both Company and Investor(s) have been lodged with Intermediary for that Breakout/Workout.
2.2.4.2.  Fee Transfers
Any transfers of Fees shall be made from the Cash Account at the same time as the Breakout/Workout payment to Company is executed by Intermediary.

2.2.4.3.  Company Cash Transfer Rights
Company shall have the rights to transfer the cash available for transfer, as per Article 2.2.1.2.4., only to the Working Account or to any account which is rightfully owned by the Company, or any member (subsidiary) of its corporate Group (as requested by the Company in writing from time to time provided details of the same have been provided and approved in advance to Intermediary), and such ownership can be demonstrated to the Intermediary under the Anti-Money laundering regulations. Third party transfers will not be entertained unless pursuant to Article 2.2.5.1.
2.2.4.4.  Investor(s) Share Availability
Following the completion of any given Breakout/Workout, that portion of Common Shares available for "uncovering", as per Article 2.2.1.2.2., will become "uncovered" and available to the Investor(s) for sale, transfer or to Deal with in any other way.

2.2.5.   Wire Transfers
2.2.5.1. Instructions
Any instruction for wire delivery, as included in Exhibit B, may be modified by the respective party through delivery of new instructions evidencing those instructions and requesting to have those instructions modify the existing

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
instructions. Instructions shall be accepted to any account which is rightfully owned by the requesting party and such ownership can be demonstrated to the satisfaction of the Intermediaries Anti-Money laundering compliance. Such proof can be through ownership letters from the current bank, proper instructions evidencing ownership by the requesting party. Third party transfers will not be entertained to any party's solicitor, broker or other party unless a designated client account name and number can verify the ownership. Any such third party transfer must be requested in writing and a statement as to whether it is a onetime transfer or continuous instructions.
2.2.5.2. Requests
Any such Transfer Requests and or Instructions must specify whether they are to replace those instructions in Exhibit B, in which case an amendment to Exhibit B must be submitted and agreed to, otherwise, the Instructions must specify that they are one time only.
2.2.5.3. Verification of Receipt
Intermediary is not responsible for following up with Company or Investor(s) on any transfers of capital. Once instructions have been executed by Intermediary to transfer, it is up to the Company to verify such wire arrived. Intermediary makes no representations as to the length of time necessary to complete any given wire. Time frames depend on the Bank conduit, international regulations, Anti-Money Laundering controls and any governmental requirements.
2.2.5.4. Troubleshooting
In the event that a given wire does not appear, Intermediary shall take all such steps as it has available to it to track such wire through to the Working Account or such other account the money may have been sent to pursuant to
Article 2.2.4.3 or to cancel the previous wire and reissue the wire request.

2.2.6. Breakout/Workout Accounting
2.2.6.1. Audit Request Letters
Intermediary be available to verify account balances through any audit request letter issued by the Company's auditors. Intermediary shall charge $250.00 per audit request letter verification. Intermediary's response will be limited to the amount of capital within any account in the Company's name or in the name of any member of its Group at that given point and any previous account demonstrations previously issued by Intermediary. Intermediary is not responsible for any accounting or financial discrepancies of Company. Intermediary will at no time allow an in office audit of their records by the Company or its auditors.

2.2.6.2. Transfers
Intermediary evidences external transfers through debits of cash in an account.
2.2.6.3. Statements
Intermediary shall prepare statements showing the cash remaining in the account following any given Breakout/Workout.

2.3. Warrants
2.3.1. Exercise
Intermediary shall act as a conduit for exercise of warrants through an identical methodology as that in the Unit Subscription Agreement. Such exercise shall utilize the Cash Account Intermediary has created for Company. Warrant Exercise is not subject to any market conditions and will therefore not require any additional market controls. Additional requirements of capital release and the Warrant Exercise Schedule can be found in the MOT Section III. All Warrants purchased by the Investor(s) may be exercised at any time up to their expiration date.
2.3.2.   Notification
The Intermediary shall notify the Company of any Investor(s) intention to exercise their warrants. The Warrant Exercise Notification (the "WEN"), as

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detailed in the USA Exhibit D, must  specify  the  Warrant  Series,  Investor(s)
exercising  the  Warrant  Series,  the number of  Warrants  of the Series  being
exercised,   the  number  of  Certificates   and  the  share  amounts  of  those
Certificates and the purchase amount for the exercise.
2.3.3    Company Delivery
Upon notification, the Company will issue Common Share Certificates, free of restrictive legend, in the name and amounts specified in the Warrant Exercise Notification. These Certificates will be delivered to the Intermediary for deposit.
2.3.4    Additional Documentation
Should the Intermediary or its Depository require additional documentation from the Company in order to deposit the Certificates, the Company will provide that documentation as requested in a rapid and time efficient manner. Should legal
opinions,   Registrations   or  other  expenses  be  necessary  to  provide  the
Certificates free of restrictive legend, the Company shall bear these expenses.
2.3.5    Cash Transfer
Intermediary shall secure monies from the Investor(s). Pending delivery of the underlying share certificates free of restrictive legend and the accompanying legal opinion on the issuance and tradability of the Common Shares, the monies will then be transferred from the Cash Account to the Working Account.

2.3.6.   Capital Delivery
2.3.6.1. Capital Undertaking(s)
Intermediary will be in receipt of capital "Undertaking(s)" from Investor(s) sufficient to acquire the underlying Securities of that Warrant Series as identified in the MOT Section III. At Closing, the Intermediary shall secure such monies for credit to the Cash Account. No interest will be applied to monies managed by the Intermediary. Intermediary shall not deal with such monies from Investor(s) in any way save for those instructions within this Agreement. All such Undertakings according to Bahamian Banking regulations shall be treated as a Confidential communication between the Investor(s) and Intermediary.
2.3.6.2. Evidentiary Letter
Intermediary will issue a letter to Investor(s), Advisor and Company in evidence that such monies are secured and Pre-Closing is awaiting deposit of Free Trading Securities for that Warrant Series.

2.3.7.   Certificated Security Trust
2.3.7.1. Certificate Delivery
The Company shall deliver to the Intermediary prior to Closing start, in the Investor(s) name(s) and in the denominations called for in Exhibit A, those free trading share certificates evidencing the purchase for that Warrant Series which is being exercised as per Article 2.3.2. Along with the certificates, the Company must deliver the required Registration Proxy or opinion letter evidencing the free trading nature of the shares. The Company must issue certificates in the amount requested by the WEN, or the Intermediary is instructed to send back those certificates not according to the certificate schedule for cancellation and reissuance prior to Closing.
2.3.7.2. Evidentiary Letter
Upon Receipt, the Intermediary shall verify that the certificates delivered by the Company match in denomination and number as those certificates listed in WEN. Should the certificates not match, the Intermediary will return those certificates which are out of sync with the WEN and will specify those certificates in the Evidentiary Letter.
2.3.7.3. Certificate Reissuance
Should  the  Evidentiary  letter  call for it, the  Company  will  cancel  those

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
certificates issued in error and reissue the correct securities certificates. Such corrected certificates shall be delivered to the Intermediary as soon as possible.
2.3.7.4. Secondary Evidentiary Letter
Upon receipt and verification of the corrected certificates, the Intermediary shall start the process of Article 2.3.7. anew, until all certificates matching the WEN have been issued and delivered to the Intermediary.

2.3.8.   Closing Checklist
2.3.8.1  Closing Establishment
Following issuance of the WEN and Evidentiary Letters, the Intermediary shall check to ensure that the proper documentation is in place and all actions necessary to approve the close of the Warrant purchase identified in that WEN have been delivered before ordering the close.
2.3.8.2. Deficiency
Should the Intermediary determine that a deficiency exists in the documentation provided, the Intermediary shall issue a request immediately to the party responsible for the documentation. The Intermediary shall await the delivery of the required documentation before issuing any evidentiary letters.

2.3.9.   Closing Window Compliance
During the Closing Window period (72 hours), the Intermediary will confirm the following:
(a) Status of parties
(b) Signature authorization
(c) Signature Coverage
(d) Legal Opinion Issuance
(e) Corporate Resolution Issuance
(f) Due Diligence List Completion
(g) Conflicts Check
(h) Certificate Verification
(i) Money Laundering Compliance
(j) Undertaking Verification

2.3.10. Closing
Closing shall take place as follows:
2.3.10.1. Intermediary shall credit monies from Investor(s) to Cash Account, and Certificated Securities from Company to Investor(s) Accounts.
2.1.5.3. Upon delivery of capital, the Intermediary will wire transfer that capital, minus the Cash Holdback and fees, to the instructions lodged in Exhibit B.
2.1.3.4. Upon transfer of the Securities to the Investor(s) account, the Investors may deal with those Securities at will as they wish.

2.3.11. Cash Holdback
The Intermediary shall withhold that portion of the Warrant Exercise as called for in the MOT Section III Figure 9 for Cash Holdback and Monthly and Annual Account Fee's.
2.3.11.1. Cash Holdback Distribution
Intermediary is instructed to cover all expenses of the Investors, including general and service expenses and other billable expenses from the Cash Holdback. Any amounts owing to the Intermediary over and above the expenses already covered will be billed to the Cash Holdback. Any amounts not expensed shall be returned to the Cash Account.
2.3.12.  Reversing Transactions
Intermediary shall not from the time of closing forward, entertain requests from

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
Company or Investor(s) individually to "Reverse" the transactions by returning or exchanging monies for purchased securities.

2.3.13.  Evidenced Transaction Documents
2.3.13.1. Closing Notice
Intermediary shall provide a letter to Advisor, Company and Investor(s) by the end of the same Business Day as Closing, evidencing the closing of the transaction and stating the amount of capital credited to the Company's Account.
2.3.13.2. Agreement Dominance Letter
Intermediary shall state in the letter that this Account Management Agreement is in full force and effect.

2.4. Windup
2.4.1. Completion of this Agreement
Following the completion of all Breakout/Workouts, payout of all monies in Cash Account, payment of all fees and exercise of all Warrants, this Agreement will cease.
2.4.2.   Account Windup
Intermediary shall not require permission of either Company or Investor(s) to wind up the Cash Account following completion of this Agreement. Prior to windup, all cash remaining in the Cash Account will be wired to the Company minus any outstanding fees.
2.4.3.   Notifications
Intermediary shall evidence such winding up through notice to Company, Advisor and Investor(s) that this Agreement is no longer in force and effect and that the Cash Account has been closed.

2.5      Use of Proceeds Accounting
2.5.1.   Use of Proceeds
The Use of Proceeds Agreed to is included in the MOT Exhibit F.
2.5.2.   Company Reporting
The Company will provide Quarterly and annual reports to the Intermediary on the Use of the Proceeds. The Report must specify the following:
a. Where monies in the Working Account were spent
b.  Specifying any deviations from the Use of Proceeds listed in the MOT Exhibit
F
c. Quarterly statements from the auditors attesting to a. and b. above

2.5.3. Deviation Communication
If the Company is expecting any deviation from the Use of Proceeds in excess of $20,000, the Company must communicate with the Advisor ahead of such deviation to secure an amendment to the Use of Proceeds. Any such request should identify the valuation accretion created by the deviation, or specify the special issues causing the deviation.
2.5.4.   Deviation Acceptance
The Advisor will be appointed to arbitrate the acceptance of a deviation. The Advisor shall notify the Company and the Intermediary of its acceptance or rejection of the Deviation in question. Any rejection should specify the reasons for rejection and offer an alternative to the Deviation.
2.5.5.   Deviation Negotiation
Until the Company and the Advisor come to an agreement on the Deviation, the Company shall refrain from such Deviation. The Advisor will not unnecessarily withhold its agreement to the Deviation, but will utilize value creation as its guide. Nothing herein is a release of Advisors rights to determine whether the Deviation creates value and hence whether it should be approved or denied.

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
2.5.6. Non-Compliant Deviation
Should the Company deviate from the Use of Proceeds without gaining Advisor approval, the Advisor shall have the right to request the Intermediary to turn the matter over to the Compliance Attorney for resolution. Should the Advisor not make such request, will in no way relieve the Company of its obligation to seek such approval in the future, nor alleviate the Advisors right to challenge the deviation.

2.6      Company Compliance
The Company will have deposited 500,000 super voting Class C Preferred Shares with the Compliance Attorney. The Compliance Attorney contact information can be found in Exhibit C.
2.6.1.   Notification
Should the Intermediary require assistance from the Compliance Attorney in order to compel the Company to Act, perform or satisfy a rectification of any deviation from the Use of Proceeds, the Intermediary is instructed to communicate the Compliance issue to the Compliance Attorney. Such Notification shall be in writing and be delivered via the Advisor to the Compliance Attorney. The Notification must specify the Compliance issue, the requests made to rectify and the dates of such requests.
2.6.2. Breakout/Workout Pause
Should the Company not come into Compliance within 30 days, the Intermediary is instructed to pause any Breakout/Workout until such time as the Intermediary is made aware that Compliance has been reestablished.

2.6.3.   Response
The Compliance Attorney will be able to force Compliance through the Compliance Attorney Agreement (the "CAA"). Upon attaining Compliance, the Compliance Attorney shall deliver a notification to Intermediary and Advisor notifying them that Compliance has been reestablished and providing any documentation or action requested by the Intermediary. Upon this finding, the Intermediary may continue to carry out instructions.
2.6.4. Breakout/Workout Restart
The Intermediary is instructed to start the clock on the current Breakout/Workout afresh and not to account for any previous volume or pricing which may have been accounted for before the Compliance Attorney turnover occurred.

2.7      Breakup
2.7.1. Notification of Breakup
Should the Company and Investor(s) decide to enter into a Breakup Agreement, such Agreement must be signed by the Company, each Investor(s) and the Intermediary.
2.7.2. Breakup Timing
Should a Breakout/Workout be in process of delivery, the Breakup shall occur following the delivery of that Breakout/Workout. If no deliveries are expected to occur, the Intermediary may cease the Breakout/Workout in order to Breakup the transaction.
2.7.3. Fees
Any Breakup must include the payment of the Intermediaries monthly and annual fees for the next 12 months in cash.
2.7.4. Certificates
Should the Breakup call for a transfer of Securities to the Investor(s), those Certificates must be delivered with all legal opinions, registrations or other documentation to allow the Investor(s) to deposit the securities. Such delivery of Certificates must occur prior to Breakup Closing. Should the Certificates not be delivered, the Intermediary is instructed to continue to operate according to the Instructions of this Account Management Agreement until such time as those Certificates are delivered and deposited.

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
2.7.5. Non Performance
Should the Company fail to deliver the required share Certificates or agreed upon fees within 30 days of signing the Breakup Agreement, the Breakup Agreement shall be considered null and void, and the Intermediary is hereby instructed to continue with the Instructions from this Agreement.

2.8      Terms Verification
Should the Intermediary be made aware of any breach of the Terms of the Offering as per the Memorandum of Terms, Unit Subscription Agreement or this Agreement, the Intermediary shall notify the Advisor, Compliance Attorney and the Company of such breach immediately.
2.8.1.   Rectification
The Company will have 30 days to return to Compliance with the Terms of the Offering or to obtain an Amendment to the Offering Terms with the Investor(s) which would provide new instructions to the Intermediary.

ARTICLE III.
INTERMEDIARY REPS AND WARRANTIES.
The undersigned, on behalf of Elco Securities, Ltd. a registered Level 2 Broker Dealer and having an address of Loyalist Plaza, Don Mackay Boulevard Marsh Harbor, Abaco operating under license by the Bahamian Government ("Intermediary"), hereby warrants and represents as follows:

3.1 Representations:
3.1.1. Intermediary has taken all corporate and legal actions necessary to enact this Agreement and to execute its activities under this Agreement.
3.1.2. That Intermediary is licensed to act in this capacity and to offer the services of an Intermediary as the definition describes. That Intermediary is a licensed Broker Dealer with the Securities Commission of the Bahamas. As part of its duties, the Intermediary will provide brokerage services for the Investor(s) and effect share transfers. That Intermediary holds all necessary consents required to accept the cash deposits within the Cash Account as a registered broker dealer.
3.1.3. As of the date hereof, Intermediary has not received notice of any liens, claims or encumbrances with respect to the Cash Account, except with respect to Company pursuant to this Agreement, and Intermediary has not confirmed any interest in the Cash Account to any persons other than pursuant to this Agreement.
3.1.4. Intermediary agrees that it will not debit the Cash Account to satisfy obligations of any party other than the Company and/or not related to this Agreement or the accepted UOP.
3.1.5. Intermediary has a first lien and security interest in the Cash and Securities Account(s) as security for the payment and performance of all obligations to Intermediary arising out of the management of this Agreement.
3.1.6. Intermediary shall not deliver to Company or the Investor(s) any property whatsoever from the Cash Account or Investor(s) Account including, but not limited to (1) cash distributions including cash dividends or interest paid on assets held in the relevant Account; or, (2) stock dividends; or, (3) distributions in property except upon instructions from this Agreement as specifically listed in Article II.
3.1.7. Intermediary acting as principle agent provides and gives no assurances as to the legality of this Agreement, marketability of the securities or the tradable volumes and will only act as broker and custodian to facilitate this Agreement.
3.1.8.  Intermediary  shall act as  principle  agent in  addition to its role as

Intermediary. Intermediary understands that this means they will be making all decisions regarding this Agreement and executing those transactions.
3.1.9. Intermediary shall keep the Cash Account as a segregated account where such monies shall not be mixed with any other monies and shall remain clearly identifiable.

ARTICLE IV.
COMPANY REPS & WARRANTIES.

The Company warrants as at the date of this Agreement the following:

4.1      Warranties
4.1.1. By signing below the Company confirms to Intermediary that Company has instructed Intermediary to open the Cash Account.
4.1.2.  Company further agrees and acknowledges  that the rights and obligations of the parties hereto relating to the Cash Account are governed by this Agreement executed by Company with Intermediary, regardless of whether Company has executed a Customer Agreement in connection with the Cash Account or not and that this Agreement shall take precedence over the terms of any Customer Agreement.
4.1.3. That Company has taken all necessary corporate and legal actions necessary to transact this Agreement. That Company has full right and authority to issue said Securities and to enter into the Unit Subscription Agreement in connection with said Securities.
4.1.4. Company represents and warranties that this Agreement is an Account Management Agreement and is not part in any way of illegal or deceptive means of transferring funds.
4.1.5. Company hereby agrees that the Intermediary hereof shall not be required first to institute suit or exhaust its remedies hereon against the Company to enforce this agreement.
4.1.6.  Company  hereby  agrees to consult  and act in a  responsible  and legal manner in its transactions with Intermediary. Company understands that Intermediary and Investor(s) take no responsibility for breaches of Securities Regulations here or abroad which Company may commit.
4.1.7. Company hereby agrees to release, discharge, indemnify and hold harmless Intermediary, its affiliates, officers and employees from and against any and all losses, claims, causes of action, liabilities, lawsuits, demands and/or damages, including, without limitation, any and all court costs and reasonable attorneys' fees and expenses arising out of or incurred in connection with Intermediary complying with instructions from the Company in relation to the Cash Account in accordance with this Agreement.
4.1.8. Company agrees that it will not act outside of this Agreement to induce any contravention of this Agreement. Company shall not make any attempts to cancel or otherwise reduce the effect of this Agreement upon the Cash Account or Investor(s) Securities.
4.1.9. In the event that Intermediary becomes involved in litigation as a result of complying with this Agreement, Company agrees that Intermediary shall be entitled to charge all the costs and fees (including reasonable attorneys' fees and expenses) it incurs in connection with such litigation to the assets in the Cash Account and to the assets of Company held by Intermediary and to withdraw such sums as the costs and charges accrue, and Company shall be liable to Intermediary and Investor(s) for any deficiency resulting from this indemnity and for any legal fees in the construct, execution or defense of this agreement.
4.1.10. Company confirms that the Cash Account shall contain cash. Company acknowledges that this entails risk. Intermediary is not instructed to operate any capital appreciation program and the Cash Account will not bear interest.
4.1.11. Company formally states that as of the date hereof, there is not any notice of liens, claims or encumbrances with respect to the Shares or the Warrants to be issued pursuant to the Unit Subscription Agreement.

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
4.1.12. Company understands and agrees that pursuant to this Agreement, Intermediary has a first lien and security interest in the Cash Account as security for the payment and performance of all obligations of Company to Intermediary arising out of the Account. Company agrees to that language in
Article II.

4.1.13. Company consents and agrees that the only communications that shall be given to Intermediary by Company shall be given by the authorized officer or person of Company. Such Person will have been the person authorized by Company to issue such communication as evidenced by a board resolution and provision of the appropriate documents to Intermediary.
4.1.14. Company understands that Intermediary shall not, deliver to Company any property whatsoever from the Cash Account including, but not limited to (1) cash distributions including cash dividends or interest paid on assets held in the Account; (2) stock dividends; (3) distributions in property; or (4) cash returns of capital from the Account unless otherwise specified herein.
4.1.15. Company further understands that in event that a Breakout/Workout requirement is not met, as evidenced by an opinion letter from Intermediary to Company and Investor(s), that Company shall not be entitled to receive such Breakout/Workout until such time as the requirements are met. If negotiations are undertaken between the Company and Investor(s), any such agreement must be evidenced in writing to the Intermediary and signed by both parties in order to make an alteration to the Instructions of this Agreement.
4.1.16. The Company hereby agrees to hold Intermediary harmless in event of loss from misdirection from Intermediary as a result of incorrect instructions from Company or from any loss relating to the currency held in the Cash Account pursuant to this Agreement. Should misdirection occur as a result of fraud, theft or other means not as a result of Intermediaries actions, Company and Intermediary agree to cooperate in suit against such responsible party. At no time shall Company institute suit against Intermediary to recover funds from Intermediary which were misdirected through no fault of Intermediary.

ARTICLE V.
INVESTOR(S) REPS AND WARRANTIES.
By signature below, each respective Secured party, individually, hereby agrees, represents and warrants to Intermediary the following:

5.1. Representations
5.1.1. The Investor(s) agree to hold Intermediary harmless in event of loss from misdirection from Intermediary other than illegal misappropriation by Intermediary or from forces outside of the control of the Intermediary.
5.1.2. The Investor(s) have taken all necessary corporate action to enable them to enter into this transaction.
5.1.3. Investor(s) agree to allow Intermediary to make decisions regarding their security interest in the assets of the account based on this Agreement, and further agree to hold the Intermediary harmless in any matter short of theft, loss of securities or illegal activity on the part of the Intermediary.
5.1.4. Investor(s) hereby represent and warranty that this Agreement is not a Securities purchase and sale agreement and not part in any way of illegal or deceptive means of transferring funds.
5.1.5. Investor(s) shall deliver all necessary documents and sign all necessary transfer letters on opinion from Intermediary. Investor(s) shall not unnecessarily withhold their signature from any document except in the case of substantive discrepancy in any Breakout/Workout provision, modification of payment or transfer due.
5.1.6. Investor(s) agree that only their authorized representatives will be allowed to provide instructions to and communicate with Intermediary.

5.1.7. Investor(s) confirm that their accounts will contain securities and that Intermediary makes no claim, guarantee or warrantee on the tradability or market of those securities and that these securities entail risk.
5.1.8. Investor(s) hereby agree to consult and act in a responsible and legal manner in its transactions with Intermediary.
5.1.9. Investor(s) represent and warranty that this Agreement is an Account Management Agreement and not part in any way of illegal or deceptive means of transferring funds.
5.1.10. Investor(s) further agree and acknowledge that the rights and obligations of the parties hereto relating to the Securities Account(s) are governed by the Customer Agreement executed by Investor(s) with the Intermediary, regardless of whether Investor(s) has executed a Customer Agreement in connection with the Account or not.
5.1.11. Investor(s) agree to the instructions and requirements of this Agreement.
5.1.12. Investor(s) hereby agree that the Intermediary hereof shall not be required first to institute suit or exhaust its remedies hereon against the Investor(s) to enforce this Agreement.
5.1.13. Investor(s) shall not make any attempts to cancel or otherwise reduce the effect of this Agreement upon the cash in Cash Account or the Securities.

ARTICLE VI.
FEES.
6.1.1.   Agreement to Pay Fees
Company and Investor(s) agree to pay fees as part of the Use of Proceeds. Such payments will be made directly from the Cash Account on satisfaction of the respective Breakout/Workout.
6.1.2.   Cash Holdback
Intermediary shall holdback $5,000 per Breakout/Workout on the Equity Breakout/Workouts and that portion of the Warrants as described in the MOT
Section III. Such Holdback shall be retained by the Intermediary and used to cover expenses billed to the Intermediary for the management and execution of the Offering. Any cash not used to cover expenses shall be returned to the Company at the completion of the offering.





(REMAINDER OF PAGE INTENTIONALLY LEFT BLANK)

ARTICLE VII.
FURTHER PROVISIONS.
7.1. Modification:
This Agreement may not be amended or modified without the written consent of the Company, the Intermediary and the Investor(s). Any such amendments shall be add ended to this agreement and labeled as to (AMA (Title), Addendum # Date).
7.2. Adjudication:
This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of the Bahamas, without giving effect to any conflicts of law provisions thereof, and shall be binding upon Company's and Investor(s)' estate, executors and heirs, and upon the successors and assigns of Intermediary, Investor(s) and Company. Any suits brought due to this agreement shall be filed and adjudicated in the Bahamas.
7.3. Counterparts:
This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.
7.4. Notices:
All notices shall be sent to the addresses listed in Exhibit C.
7.5. Confidentiality:
This Agreement and all counterparts thereof shall be deemed confidential except any disclosure required by law or any stock exchange or as may be disclosed to any shareholders. All standards of confidentiality shall apply. No party shall discuss this Agreement with any party outside of this agreement without the written consent of the Company, Intermediary and Investor(s). The following parties are herewith agreed recipients of information regarding this transaction, its agreements and all aspects of said documents. The parties to this Agreement are hereby bound by confidentiality as per these agreements.
7.6. Termination:
Company and Investor(s) may jointly elect to terminate this Agreement at any time up to 2 hours prior to the Closing of the Offering by the Intermediary.
7.7. Severability:
If any part of this Agreement is found to be unlawful, the remaining provisions shall inure to the parties and shall continue in full force and effect.
7.8. Monetary Equivalent:
Any financial values or monetary amounts in this Agreement, and any and all addendums and corollaries shall be construed and represented as being US Dollars ($) unless otherwise specified.
7.9. Amendments and Waivers:
Any term of this Agreement may be amended, only in a writing signed by the Company and the Investor(s). Any amendment or waiver affected in accordance with this Article shall be binding upon the Company and each Investor(s).
7.10. Entire Agreement:
This agreement will uphold and add to the MOT and USA upon closing.
7.11. Titles and Subtitles:
The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

7.12. Transfer; Successors and Assigns
The provisions of this Agreement shall inure to the benefit of, and shall be binding upon, the successors and permitted assigns of the parties hereto. The Company may not assign its rights and obligations hereunder without the consent of the Investor(s), the Advisor and the Intermediary (which consent shall not be unreasonably withheld or delayed). The provisions of this Article 7.12 shall not limit the Investor(s)' ability to assign their rights and obligations under any

Transaction Document. The Intermediary shall be notified immediately of any change in ownership, rights or obligations and provided with the new contact for the ownership. Any purchaser, transferee or obligator will be subject to the original Unit Subscription Agreement and this Account Management Agreement.
7.13.    Survival of Reps and Warranties
The Representations and Warranties in this Agreement, including any rights arising out of any breach of such Representations and Warranties, shall survive the Closing for a period of two years.
7.14. Adjustments for Stock Splits, Etc.:
Where in this Agreement there is a reference to a specific number of Securities or value of such Shares, then, upon the occurrence of any subdivision, combination, stock dividend or stock split, the specific number or value of shares so referenced in this Agreement shall automatically be proportionally adjusted to reflect the effect of such subdivision, combination, stock dividend or stock split on the outstanding shares of stock.

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement and cause it to be put in action. Copies of this agreement shall be delivered in triplicate to Company, Intermediary and Investor(s) with a copy uploaded to the Company's Online Portal hosted by the Advisor, as of the date indicated below.

I, Isaac Collie hereby execute this agreement and assert my agreement to its covenants and responsibilities.


         By: /s/ Isaac Collie                 Date: 08.17.12
         Name:  Isaac Collie
         Title: Account Manager (Intermediary)

I, Robert Malasek of Liberty Coal Energy hereby execute this agreement and assert my agreement to its covenants and responsibilities.

         By: /s/ Robert Malasek               Date: 08.17.12

         Name:  Robert Malasek
         Title: Company
         Corporate Seal: (No Corporate Seal)

(Insert Investor(s) Block for Signatures)

                                    EXHIBIT A

                                Certificate List

          Copperbottom Investments, Ltd.                           Absentia Holdings, Ltd.

Com. Cert #     # Com Shrs.      Cash Amount             Com. Cert #     # Com Shrs.      Cash Amount
-----------     -----------      -----------             -----------     -----------      -----------
   1125         1,702,500       $  25,537.50                1161         1,702,500       $  25,537.50
   1126         1,590,640       $  25,537.50                1162         1,590,640       $  25,537.50
   1127         1,486,210       $  25,537.50                1163         1,486,210       $  25,537.50
   1128         1,388,690       $  25,537.50                1164         1,388,690       $  25,537.50
   1129         1,297,640       $  25,537.50                1165         1,297,640       $  25,537.50
   1130         1,212,610       $  25,537.50                1166         1,212,610       $  25,537.50
   1131         1,133,210       $  25,537.50                1167         1,133,210       $  25,537.50
   1132         1,059,060       $  25,537.50                1168         1,059,060       $  25,537.50
   1133           989,800       $  25,537.50                1169           989,800       $  25,537.50
   1134           925,120       $  25,537.50                1170           925,120       $  25,537.50
   1135           864,700       $  25,537.50                1171           864,700       $  25,537.50
   1136           808,260       $  25,537.50                1172           808,260       $  25,537.50
   1137           755,900       $  25,550.00                1173           755,900       $  25,550.00
   1138           706,630       $  25,550.00                1174           706,630       $  25,550.00
   1139           660,590       $  25,550.00                1175           660,590       $  25,550.00
   1140           617,570       $  25,550.00                1176           617,570       $  25,550.00
   1141           577,390       $  25,550.00                1177           577,390       $  25,550.00
   1142           539,830       $  25,550.00                1178           539,830       $  25,550.00
   1143           504,740       $  25,550.00                1179           504,740       $  25,550.00
   1144           471,950       $  25,550.00                1180           471,950       $  25,550.00
   1145           441,310       $  25,550.00                1181           441,310       $  25,550.00
   1146           412,670       $  25,550.00                1182           412,670       $  25,550.00
   1147           385,910       $  25,550.00                1183           385,910       $  25,550.00
   1148           360,890       $  25,550.00                1184           360,890       $  25,550.00
   1149           337,510       $  25,550.00                1185           337,510       $  25,550.00
   1150           315,650       $  25,550.00                1186           315,650       $  25,550.00
   1151           295,220       $  25,550.00                1187           295,220       $  25,550.00
   1152           276,130       $  25,550.00                1188           276,130       $  25,550.00
   1153           258,270       $  25,550.00                1189           258,270       $  25,550.00
   1154           241,580       $  25,550.00                1190           241,580       $  25,550.00
   1155           225,980       $  25,550.00                1191           225,980       $  25,550.00
   1156           211,390       $  25,550.00                1192           211,390       $  25,550.00
   1157           197,750       $  25,550.00                1193           197,750       $  25,550.00
   1158           184,990       $  25,550.00                1194           184,990       $  25,550.00
   1159           173,060       $  25,550.00                1195           173,060       $  25,550.00
   1160           161,910       $  25,550.00                1196           161,910       $  25,550.00
               23,773,260       $ 919,650.00                            23,773,260       $ 919,650.00

  Britania Securities International, Ltd                    AgriTechnologies International, Ltd.

Com. Cert #     # Com Shrs.      Cash Amount             Com. Cert #     # Com Shrs.      Cash Amount
-----------     -----------      -----------             -----------     -----------      -----------
   1197         1,702,500       $  25,537.50                 1233        1,702,500       $  25,537.50
   1198         1,590,640       $  25,537.50                 1234        1,590,640       $  25,537.50
   1199         1,486,210       $  25,537.50                 1235        1,486,210       $  25,537.50
   1200         1,388,690       $  25,537.50                 1236        1,388,690       $  25,537.50
   1201         1,297,640       $  25,537.50                 1237        1,297,640       $  25,537.50
   1202         1,212,610       $  25,537.50                 1238        1,212,610       $  25,537.50
   1203         1,133,210       $  25,537.50                 1239        1,133,210       $  25,537.50
   1204         1,059,060       $  25,537.50                 1240        1,059,060       $  25,537.50
   1205           989,800       $  25,537.50                 1241          989,800       $  25,537.50
   1206           925,120       $  25,537.50                 1242          925,120       $  25,537.50
   1207           864,700       $  25,537.50                 1243          864,700       $  25,537.50
   1208           808,260       $  25,537.50                 1244          808,260       $  25,537.50
   1209           755,900       $  25,550.00                 1245          755,900       $  25,550.00
   1210           706,630       $  25,550.00                 1246          706,630       $  25,550.00
   1211           660,590       $  25,550.00                 1247          660,590       $  25,550.00
   1212           617,570       $  25,550.00                 1248          617,570       $  25,550.00
   1213           577,390       $  25,550.00                 1249          577,390       $  25,550.00
   1214           539,830       $  25,550.00                 1250          539,830       $  25,550.00
   1215           504,740       $  25,550.00                 1251          504,740       $  25,550.00
   1216           471,950       $  25,550.00                 1252          471,950       $  25,550.00
   1217           441,310       $  25,550.00                 1253          441,310       $  25,550.00
   1218           412,670       $  25,550.00                 1254          412,670       $  25,550.00
   1219           385,910       $  25,550.00                 1255          385,910       $  25,550.00
   1220           360,890       $  25,550.00                 1256          360,890       $  25,550.00
   1221           337,510       $  25,550.00                 1257          337,510       $  25,550.00
   1222           315,650       $  25,550.00                 1258          315,650       $  25,550.00
   1223           295,220       $  25,550.00                 1259          295,220       $  25,550.00
   1224           276,130       $  25,550.00                 1260          276,130       $  25,550.00
   1225           258,270       $  25,550.00                 1261          258,270       $  25,550.00
   1226           241,580       $  25,550.00                 1262          241,580       $  25,550.00
   1227           225,980       $  25,550.00                 1263          225,980       $  25,550.00
   1228           211,390       $  25,550.00                 1264          211,390       $  25,550.00
   1229           197,750       $  25,550.00                 1265          197,750       $  25,550.00
   1230           184,990       $  25,550.00                 1266          184,990       $  25,550.00
   1231           173,060       $  25,550.00                 1267          173,060       $  25,550.00
   1232           161,910       $  25,550.00                 1268          161,910       $  25,550.00
               23,773,260       $ 919,650.00                            23,773,260       $ 919,650.00

          On Time Investments, Ltd.                                    RnD Company, Ltd.

Com. Cert #     # Com Shrs.      Cash Amount             Com. Cert #     # Com Shrs.      Cash Amount
-----------     -----------      -----------             -----------     -----------      -----------
   1269         1,702,500       $  25,537.50                 1305        1,702,500       $  25,537.50
   1270         1,590,640       $  25,537.50                 1306        1,590,640       $  25,537.50
   1271         1,486,210       $  25,537.50                 1307        1,486,210       $  25,537.50
   1272         1,388,690       $  25,537.50                 1308        1,388,690       $  25,537.50
   1273         1,297,640       $  25,537.50                 1309        1,297,640       $  25,537.50
   1274         1,212,610       $  25,537.50                 1310        1,212,610       $  25,537.50
   1275         1,133,210       $  25,537.50                 1311        1,133,210       $  25,537.50
   1276         1,059,060       $  25,537.50                 1312        1,059,060       $  25,537.50
   1277           989,800       $  25,537.50                 1313          989,800       $  25,537.50
   1278           925,120       $  25,537.50                 1314          925,120       $  25,537.50
   1279           864,700       $  25,537.50                 1315          864,700       $  25,537.50
   1280           808,260       $  25,537.50                 1316          808,260       $  25,537.50
   1281           755,900       $  25,550.00                 1317          755,900       $  25,550.00
   1282           706,630       $  25,550.00                 1318          706,630       $  25,550.00
   1283           660,590       $  25,550.00                 1319          660,590       $  25,550.00
   1284           617,570       $  25,550.00                 1320          617,570       $  25,550.00
   1285           577,390       $  25,550.00                 1321          577,390       $  25,550.00
   1286           539,830       $  25,550.00                 1322          539,830       $  25,550.00
   1287           504,740       $  25,550.00                 1323          504,740       $  25,550.00
   1288           471,950       $  25,550.00                 1324          471,950       $  25,550.00
   1289           441,310       $  25,550.00                 1325          441,310       $  25,550.00
   1290           412,670       $  25,550.00                 1326          412,670       $  25,550.00
   1291           385,910       $  25,550.00                 1327          385,910       $  25,550.00
   1292           360,890       $  25,550.00                 1328          360,890       $  25,550.00
   1293           337,510       $  25,550.00                 1329          337,510       $  25,550.00
   1294           315,650       $  25,550.00                 1330          315,650       $  25,550.00
   1295           295,220       $  25,550.00                 1331          295,220       $  25,550.00
   1296           276,130       $  25,550.00                 1332          276,130       $  25,550.00
   1297           258,270       $  25,550.00                 1333          258,270       $  25,550.00
   1298           241,580       $  25,550.00                 1334          241,580       $  25,550.00
   1299           225,980       $  25,550.00                 1335          225,980       $  25,550.00
   1300           211,390       $  25,550.00                 1336          211,390       $  25,550.00
   1301           197,750       $  25,550.00                 1337          197,750       $  25,550.00
   1302           184,990       $  25,550.00                 1338          184,990       $  25,550.00
   1303           173,060       $  25,550.00                 1339          173,060       $  25,550.00
   1304           161,910       $  25,550.00                 1340          161,910       $  25,550.00
               23,773,260       $ 919,650.00                            23,773,260       $ 919,650.00

          Rooftop Holdings, Ltd.                                  Sequence Investments, Ltd.

Com. Cert #     # Com Shrs.      Cash Amount             Com. Cert #     # Com Shrs.      Cash Amount
-----------     -----------      -----------             -----------     -----------      -----------
   1341         1,702,500       $  25,537.50                 1377        1,702,500       $  25,537.50
   1342         1,590,640       $  25,537.50                 1378        1,590,640       $  25,537.50
   1343         1,486,210       $  25,537.50                 1379        1,486,210       $  25,537.50
   1344         1,388,690       $  25,537.50                 1380        1,388,690       $  25,537.50
   1345         1,297,640       $  25,537.50                 1381        1,297,640       $  25,537.50
   1346         1,212,610       $  25,537.50                 1382        1,212,610       $  25,537.50
   1347         1,133,210       $  25,537.50                 1383        1,133,210       $  25,537.50
   1348         1,059,060       $  25,537.50                 1384        1,059,060       $  25,537.50
   1349           989,800       $  25,537.50                 1385          989,800       $  25,537.50
   1350           925,120       $  25,537.50                 1386          925,120       $  25,537.50
   1351           864,700       $  25,537.50                 1387          864,700       $  25,537.50
   1352           808,260       $  25,537.50                 1388          808,260       $  25,537.50
   1353           755,900       $  25,550.00                 1389          755,900       $  25,550.00
   1354           706,630       $  25,550.00                 1390          706,630       $  25,550.00
   1355           660,590       $  25,550.00                 1391          660,590       $  25,550.00
   1356           617,570       $  25,550.00                 1392          617,570       $  25,550.00
   1357           577,390       $  25,550.00                 1393          577,390       $  25,550.00
   1358           539,830       $  25,550.00                 1394          539,830       $  25,550.00
   1359           504,740       $  25,550.00                 1395          504,740       $  25,550.00
   1360           471,950       $  25,550.00                 1396          471,950       $  25,550.00
   1361           441,310       $  25,550.00                 1397          441,310       $  25,550.00
   1362           412,670       $  25,550.00                 1398          412,670       $  25,550.00
   1363           385,910       $  25,550.00                 1399          385,910       $  25,550.00
   1364           360,890       $  25,550.00                 1400          360,890       $  25,550.00
   1365           337,510       $  25,550.00                 1401          337,510       $  25,550.00
   1366           315,650       $  25,550.00                 1402          315,650       $  25,550.00
   1367           295,220       $  25,550.00                 1403          295,220       $  25,550.00
   1368           276,130       $  25,550.00                 1404          276,130       $  25,550.00
   1369           258,270       $  25,550.00                 1405          258,270       $  25,550.00
   1370           241,580       $  25,550.00                 1406          241,580       $  25,550.00
   1371           225,980       $  25,550.00                 1407          225,980       $  25,550.00
   1372           211,390       $  25,550.00                 1408          211,390       $  25,550.00
   1373           197,750       $  25,550.00                 1409          197,750       $  25,550.00
   1374           184,990       $  25,550.00                 1410          184,990       $  25,550.00
   1375           173,060       $  25,550.00                 1411          173,060       $  25,550.00
   1376           161,910       $  25,550.00                 1412          161,910       $  25,550.00
               23,773,260       $ 919,650.00                            23,773,260       $ 919,650.00

         Anybright Investments, Ltd.                             Orange Investments, Ltd.

Com. Cert #     # Com Shrs.      Cash Amount             Com. Cert #     # Com Shrs.      Cash Amount
-----------     -----------      -----------             -----------     -----------      -----------
   1413         1,702,500       $  25,537.50                 1449        1,702,500       $  25,537.50
   1414         1,590,640       $  25,537.50                 1450        1,590,640       $  25,537.50
   1415         1,486,210       $  25,537.50                 1451        1,486,210       $  25,537.50
   1416         1,388,690       $  25,537.50                 1452        1,388,690       $  25,537.50
   1417         1,297,640       $  25,537.50                 1453        1,297,640       $  25,537.50
   1418         1,212,610       $  25,537.50                 1454        1,212,610       $  25,537.50
   1419         1,133,210       $  25,537.50                 1455        1,133,210       $  25,537.50
   1420         1,059,060       $  25,537.50                 1456        1,059,060       $  25,537.50
   1421           989,800       $  25,537.50                 1457          989,800       $  25,537.50
   1422           925,120       $  25,537.50                 1458          925,120       $  25,537.50
   1423           864,700       $  25,537.50                 1459          864,700       $  25,537.50
   1424           808,260       $  25,537.50                 1460          808,260       $  25,537.50
   1425           755,900       $  25,550.00                 1461          755,900       $  25,550.00
   1426           706,630       $  25,550.00                 1462          706,630       $  25,550.00
   1427           660,590       $  25,550.00                 1463          660,590       $  25,550.00
   1428           617,570       $  25,550.00                 1464          617,570       $  25,550.00
   1429           577,390       $  25,550.00                 1465          577,390       $  25,550.00
   1430           539,830       $  25,550.00                 1466          539,830       $  25,550.00
   1431           504,740       $  25,550.00                 1467          504,740       $  25,550.00
   1432           471,950       $  25,550.00                 1468          471,950       $  25,550.00
   1433           441,310       $  25,550.00                 1469          441,310       $  25,550.00
   1434           412,670       $  25,550.00                 1470          412,670       $  25,550.00
   1435           385,910       $  25,550.00                 1471          385,910       $  25,550.00
   1436           360,890       $  25,550.00                 1472          360,890       $  25,550.00
   1437           337,510       $  25,550.00                 1473          337,510       $  25,550.00
   1438           315,650       $  25,550.00                 1474          315,650       $  25,550.00
   1439           295,220       $  25,550.00                 1475          295,220       $  25,550.00
   1440           276,130       $  25,550.00                 1476          276,130       $  25,550.00
   1441           258,270       $  25,550.00                 1477          258,270       $  25,550.00
   1442           241,580       $  25,550.00                 1478          241,580       $  25,550.00
   1443           225,980       $  25,550.00                 1479          225,980       $  25,550.00
   1444           211,390       $  25,550.00                 1480          211,390       $  25,550.00
   1445           197,750       $  25,550.00                 1481          197,750       $  25,550.00
   1446           184,990       $  25,550.00                 1482          184,990       $  25,550.00
   1447           173,060       $  25,550.00                 1483          173,060       $  25,550.00
   1448           161,910       $  25,550.00                 1484          161,910       $  25,550.00
               23,773,260       $ 919,650.00                            23,773,260       $ 919,650.00

                                    EXHIBIT B
                        Working Account Wire Instruction

Wells Fargo Bank
Edgewood Tahoe Branch
110 Hwy 50  P.O Box 5430
Stateline NV 89449
Ph. 775 588-6552 Fax 775 588-5853
Account ID information
Liberty Coal Energy Corp
Mailing address
Box 9963
South Lake Tahoe, CA 96158 USA
Physical Address:
1002 Ermine Court
South Lake Tahoe, CA 96150 USA
PH. 530 577-4141 Fax 530 548-7369
ABA Number 321270742
For incoming domestic wires: the routing number is 121000248
Account Number 2527746529
Swift Code for foreign wires: WFBIUS6S

                                    EXHIBIT C
                                Notice Addresses

If to Intermediary:
Elco Securities
Isaac Collie
Loyalist Plaza, Don Mackay Blvd.
P.O. Box AB-20377
Marsh Harbor
Abaco, Bahamas

If to Investor(s):
(Send all correspondence to Intermediary with a copy to Catwalk Capital, LLC.)

If to Company:
Liberty Coal Energy
99 18th Street, Suite 3000, Denver CO
Denver, Colorado 80202

With a copy to:
Catwalk Capital, LLC
1730 LaBounty Rd Ste-3, #174
Ferndale, WA 98248

And Copy to:
Ed Morrow
Box 9963
South Lake Tahoe, CA 96158